Exhibit 99.2

Company Update SECOND QUARTER 2024

2 Q3 202 2 Financial Snapshot Forward - looking statements When used in this presentation or other written or oral communications, statements that are not historical in nature, including those containing words such as “will,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “could,” “would,” “may,” the negative of these words or similar expressions, are intended to identify “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions . These forward - looking statements include information about possible or assumed future results with respect to MFA’s business, financial condition, liquidity, results of operations, plans and objectives . Among the important factors that could cause our actual results to differ materially from those projected in any forward - looking statements that we make are : general economic developments and trends and the performance of the housing, real estate, mortgage finance, broader financial markets ; inflation, increases in interest rates and changes in the market (i . e . , fair) value of MFA’s residential whole loans, MBS, securitized debt and other assets, as well as changes in the value of MFA’s liabilities accounted for at fair value through earnings ; the effectiveness of hedging transactions ; changes in the prepayment rates on residential mortgage assets, an increase of which could result in a reduction of the yield on certain investments in its portfolio and could require MFA to reinvest the proceeds received by it as a result of such prepayments in investments with lower coupons, while a decrease in which could result in an increase in the interest rate duration of certain investments in MFA’s portfolio making their valuation more sensitive to changes in interest rates and could result in lower forecasted cash flows ; credit risks underlying MFA’s assets, including changes in the default rates and management’s assumptions regarding default rates and loss severities on the mortgage loans in MFA’s residential whole loan portfolio ; MFA’s ability to borrow to finance its assets and the terms, including the cost, maturity and other terms, of any such borrowings ; implementation of or changes in government regulations or programs affecting MFA’s business ; MFA’s estimates regarding taxable income, the actual amount of which is dependent on a number of factors, including, but not limited to, changes in the amount of interest income and financing costs, the method elected by MFA to accrete the market discount on residential whole loans and the extent of prepayments, realized losses and changes in the composition of MFA’s residential whole loan portfolios that may occur during the applicable tax period, including gain or loss on any MBS disposals or whole loan modifications, foreclosures and liquidations ; the timing and amount of distributions to stockholders, which are declared and paid at the discretion of MFA’s Board of Directors and will depend on, among other things, MFA’s taxable income, its financial results and overall financial condition and liquidity, maintenance of its REIT qualification and such other factors as MFA’s Board of Directors deems relevant ; MFA’s ability to maintain its qualification as a REIT for federal income tax purposes ; MFA’s ability to maintain its exemption from registration under the Investment Company Act of 1940 , as amended (or the “Investment Company Act”), including statements regarding the concept release issued by the Securities and Exchange Commission (“SEC”) relating to interpretive issues under the Investment Company Act with respect to the status under the Investment Company Act of certain companies that are engaged in the business of acquiring mortgages and mortgage - related interests ; MFA’s ability to continue growing its residential whole loan portfolio, which is dependent on, among other things, the supply of loans offered for sale in the market ; targeted or expected returns on our investments in recently - originated mortgage loans, the performance of which is, similar to our other mortgage loan investments, subject to, among other things, differences in prepayment risk, credit risk and financing costs associated with such investments ; risks associated with the ongoing operation of Lima One Holdings, LLC (including, without limitation, industry competition, unanticipated expenditures relating to or liabilities arising from its operation (including, among other things, a failure to realize management’s assumptions regarding expected growth in business purpose loan (BPL) origination volumes and credit risks underlying BPLs, including changes in the default rates and management’s assumptions regarding default rates and loss severities on the BPLs originated by Lima One) ; expected returns on MFA’s investments in nonperforming residential whole loans (“NPLs”), which are affected by, among other things, the length of time required to foreclose upon, sell, liquidate or otherwise reach a resolution of the property underlying the NPL, home price values, amounts advanced to carry the asset (e . g . , taxes, insurance, maintenance expenses, etc . on the underlying property) and the amount ultimately realized upon resolution of the asset ; risks associated with our investments in MSR - related assets, including servicing, regulatory and economic risks ; risks associated with our investments in loan originators ; risks associated with investing in real estate assets generally, including changes in business conditions and the general economy ; and other risks, uncertainties and factors, including those described in the annual, quarterly and current reports that we file with the SEC . These forward - looking statements are based on beliefs, assumptions and expectations of MFA’s future performance, taking into account information currently available . Readers and listeners are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date on which they are made . New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect MFA . Except as required by law, MFA is not obligated to, and does not intend to, update or revise any forward - looking statements, whether as a result of new information, future events or otherwise .

3 v MFA at a glance 3 $1.9B Total equity 1998 Listed on NYSE in Leading hybrid mortgage REIT with extensive experience in managing residential mortgage assets through economic cycles $11.1B Total assets NYSE: MFA $4.7B Common dividends as of June 30, 2024 as of June 30, 2024 paid since IPO See page 27 for endnotes Dividend yield 13.1% as of August 6, 2024 Loans acquired 1 $23B since 2014

4 Q 2 202 4 financial snapshot $13.80 $14.34 GAAP net income 3 $0.32 per common share Distributable earnings 4 $0.44 per common share GAAP book value Economic book value 2 per common share per common share $289M Unrestricted cash 1.7x Recourse leverage 5 4 Q2 Dividend $0.35 per common share Total economic return 6 2.6% Q2 2024

5 Q2 2024 Company Highlights □ Protected book value during another volatile quarter for interest rates ▪ GAAP book value remained unchanged and Economic book value rose to $14.34 per share □ Generated Distributable earnings of $0.44 per share ▪ Net interest income rose to $53.5M, up from $47.8M in Q1 ▪ Declared $0.35 dividend ▪ Ended Q2 with $289M of unrestricted cash □ Acquired or originated $688M of high - yielding residential mortgage loans ▪ Lima One originated loans with a maximum UPB of $412M 7 at average coupon of 10% □ Continued to prioritize non - mark - to - market (non - MTM) 8 funding sources ▪ Issued two securitizations collateralized by $557M UPB of residential loans ▪ Issued $75M of 9.00% senior unsecured notes due in August 2029

6 □ Acquired $864M of residential loans and securities, growing investment portfolio to $10.2B ▪ Lima One funded $422M 9 of new business purpose loans (BPLs) and draws on existing loans ▪ Purchased $266M of non - qualified mortgage (Non - QM) loans ▪ Added $176M of Agency MBS ▪ Sold $12M of single - family rental (SFR) loans, $27M of MSR - related securities and $26M of REO properties ▪ Portfolio runoff was $643M, up from $422M in Q1 □ High interest rates continue to provide opportunities to add new residential mortgage assets at attractive yields ▪ Average coupon on all loans acquired in Q2 was 9.6% ▪ Average coupon in Lima One origination pipeline exceeds 10% ▪ Incremental ROE for new investments expected to be mid - teens Q2 2024 Investment Activity Investment Portfolio at June 30 10 Non - QM Loans $4.0B Business Purpose Loans 11 $4.0B Legacy RPL/NPL $1.1B Other $0.4B Agency MBS $0.7B 0% 2% 4% 6% 8% 10% 2021 2022 2023 YTD 2024 Average Coupon on Loan Acquisitions

7 Q2 2024 Liability Highlights □ Most of our borrowing costs remain stable due to fixed - rate securitizations and interest rate hedges ▪ Effective cost of funds in Q2 was 4.63% □ Issued two securitizations during the quarter ▪ Collateralized by $557M UPB of Transitional and Non - QM loans ▪ Called NPL securitization in May and subsequently issued a rated RPL securitization in July □ Overall leverage was 4.7x and recourse leverage was 1.7x at June 30 ▪ $2.7B of unused financing capacity across all loan product types □ Paid off $170M remaining balance of convertible notes that matured in June □ Issued $75M of 9.00% senior unsecured notes due in August 2029 ▪ Follows $115M offering in Q1 of 8.875% notes due in February 2029 ▪ Both issuances are callable in 2026 MTM Warehouse Line Non - MTM Warehouse Line Non - MTM Securitized Debt Other MTM Warehouse Lines Other $2.7B MTM $6.5B Non - MTM $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 Liabilities ($B) as of June 30 Agency MTM Warehouse Lines Non - MTM Warehouse Lines Non - MTM Securitized Debt Other

8 Q2 2024 Interest Rate Swaps □ Positive carry on our interest rate swap position is nearly 350 bps ▪ $3.3B interest rate hedge placed primarily in late 2021 and early 2022 ▪ Weighted average fixed pay rate was 1.92% and variable receive rate was 5.33% 12 at June 30 ▪ Net positive swap carry of $29M in Q2 □ $3.3B swap position vs. $3.7B of floating - rate liabilities ▪ $1B of rate swaps mature between Q4 2024 and Q1 2025 □ Net portfolio duration of 1.12 at June 30 0.90% 1.25% WA Fixed Pay Rate: 2.69% 1.12% 1.58% 2.71% 3.69% $- $100 $200 $300 $400 $500 $600 $700 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Q4 2026 Q1 2027 Q2 2027 Q3 2027 Q4 2027 2028- 2034 Swap Maturity Profile ($M)

9 Q2 2024 Portfolio Credit Metrics 67% 66% 62% 56% 52% 59% Single Family Transitional Loans Multifamily Transitional Loans Single Family Rental Loans Non-QM Loans Legacy RPL/NPL Loans Total Current LTV by Loan Product Type 13 7.8% 6.6% 6.4% 6.6% 6.9% 6.5% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Portfolio 60+ Delinquency Rate Prior to 2021 23% 2021 24% 2022 19% 2023 24% 2024 10% Origination Year - $1B $2B $3B $4B $5B <60% 60-70% 70-80% 80-90% 90-100% >100 % Current LTV Distribution 13 CA 27% FL 13% TX 7% NY 5% GA 5% Other 43% State Concentration 14

10 □ $412M of origination volume in Q2 7 ▪ Average LTV 15 of 66% and FICO score of 753 ▪ Origination fees, servicing fees and other fee income totaled $7.6M □ Lima One has originated $6.4B 7 of BPLs for MFA’s balance sheet in the three years since our acquisition in Q3 2021 ▪ Lima offers a broad range of loan products to real estate investors nationwide including rehab loans, bridge loans, construction loans, rental loans and small - balance multifamily loans □ 60+ day delinquency rate rose modestly to 4.8% for BPLs originated by Lima One Q2 2024 Lima One Highlights 6.38% 5.38% 6.13% 5.70% 6.09% 6.58% 6.62% 6.88% 7.21% 7.45% 7.66% 7.99% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 BPL Portfolio Yield - $1B $2B $3B $4B $5B $6B $7B Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Origination Volume Since Acquisition 7

11 Portfolio s tatistics 6/30/24 3/31/24 UPB ($M) $1,227 $1,265 d Maximum loan amount ($M) $1,634 $1,691 Average maximum loan amount $577K $561K d Gross coupon 10.39% 10.18% d Quarterly yield 9.75% 9.04% d LTV 15 67% 66% d Original FICO score 748 746 d Loan age (months) 11 11 d Ground - up construction 39% 40% d 3 - month repayment rate 16 66 CPR 52 CPR d 60+ days delinquent 8.6% 9.3% d REO properties 17 $23M $27M d Q2 2024 Single - family Transitional Loans □ Lima One originated $279M 7 of new loans ▪ Average ARV - LTV of 66% and average coupon of 10.7% □ Issued our fifth Transitional loan securitization in May ▪ Collateral includes $48M UPB of Single - family transitional loans ▪ $1.1B UPB of Single - family transitional loans have been financed via these revolving structures since 2022 7.6% 6.5% 6.7% 7.5% 9.3% 8.6% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 60+ Days Delinquent FL 17% TX 12% GA 8% CA 7% NC 6% OR 5% Other 45% State Concentration 14 Bridge Loans 28% Ground Up Construction Loans 39% Rehab Loans 33% Loan Product Type

12 Portfolio s tatistics 6/30/24 3/31/24 UPB ($M) $1,184 $1,237 d Maximum loan amount ($M) $1,267 $1,340 d Average maximum loan amount $3.3M $3.3M d Gross coupon 8.98% 8.72% d Quarterly yield 8.34% 8.33% d LTV 15 66% 63% d Original FICO score 748 747 d Loan age (months) 15 13 d 3 - month repayment rate 16 24 CPR 10 CPR d 60+ days delinquent 4.6% 2.8% d Extended UPB 11% 9% s REO properties 17 $3M __ D Q2 2024 Multifamily Transitional Loans □ Multifamily loan portfolio of $1.2B UPB ▪ Lima One originated $23M 7 of new loans at average ARV - LTV of 61% and average coupon of 10.8% ▪ Portfolio is comprised of short - term rehab and bridge loans □ Issued our fifth Transitional loan securitization in May ▪ Collateral includes $143M UPB of multifamily loans ▪ $622M UPB of multifamily loans have been financed via these revolving structures since 2022 TX 20% GA 13% NY 10% FL 6% OH 5% LA 5% Other 41% State Concentration 14 1.5% 1.4% 1.7% 2.6% 2.8% 4.6% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 60+ Days Delinquent 2021 13% 2022 31% 2023 48% 2024 8% Origination Year

13 P ortfolio s tatistics 6/30/24 3/31/24 UPB ($M) $1,713 $1,666 d Average loan balance $227K $231K d Gross coupon 6.62% 6.57% d Quarterly yield 6.47% 6.21% d Original LTV 69% 69% d Current LTV 13 62% 64% d Original FICO score 739 738 d DSCR 18 1.45x 1.45x d Loan age (months) 23 22 d Hybrid ARMs 28% 27% d Cash - out refinance 68% 69% d 3 - month prepayment rate 16 7 CPR 6 CPR d 60+ days delinquent 3.7% 4.6% d REO properties 17 $13M $6M d Q2 2024 Single - family Rental Loans □ Single - family rental (SFR) loan portfolio surpassed $1.7B UPB ▪ Lima One originated $110M UPB of SFR loans with average LTV of 68% and average coupon of 8.0% ▪ Sold $12M UPB of SFR loans with average coupon of 8.04% □ Issued seven securitizations collateralized by $1.6B UPB of SFR loans since 2021 ▪ 85% of financing for SFR loans is non - MTM 8 0% 14% 52% 34% <1x 1-1.2x 1.2-1.5x >1.5x DSCR at Origination FL 10% OH 9% PA 8% GA 8% NC 6% TX 5% IL 5% Other 49% State Concentration 14 2.6% 2.4% 3.8% 4.7% 4.6% 3.7% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 60+ Days Delinquent

14 Q2 2024 Non - QM Loans □ Non - QM loan portfolio grew to $4.2B UPB ▪ Acquired $261M UPB of new loans with average LTV of 63% and average coupon of 8.4% □ Issued our 14 th Non - QM securitization in April collateralized by $365M UPB of loans ▪ 78% of Non - QM loan portfolio is financed via securitization ▪ $5.2B UPB securitized since strategy inception P ortfolio s tatistics 6/30/24 3/31/24 UPB ($M) $4,184 $4,060 1 Average loan balance $508K $498K 1 WA gross coupon 6.30% 6.16% 1 Quarterly yield 5.49% 5.39% 1 Original LTV 66% 66% 1 Current LTV 13 56% 56% 1 Original FICO score 735 734 1 Loan age (months) 28 27 1 Fixed rate 80% 80% 1 Hybrid ARMs 20% 20% 1 Purchase 52% 52% 1 Cash - out refinance 37% 37% 1 3 - month prepayment rate 16 11 CPR 8 CPR 1 60+ days delinquent 3.0% 3.2% 1 REO properties 17 $2M $2M 1 CA 51% FL 16% TX 5% Other 28% State Concentration 14 13% 46% 25% 3% 14% Loan Product Type Full Doc Bank Statement DSCR Asset Depletion Other 2.7% 2.4% 2.2% 2.7% 3.2% 3.0% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 60+ Days Delinquent

15 Q2 2024 Legacy RPL/NPL Loans □ Achieving favorable outcomes due to home price appreciation and intensive asset management ▪ 95% of Legacy RPL/NPL loans purchased since 2014 ($4.4B UPB) were performing, paid in full (PIF), REO or liquidated as of June 30 ▪ 77% of loans modified by MFA were either performing or PIF ▪ LTV has declined to 52% 13 □ Issued rated securitization in July 2024 collateralized by $303M UPB of primarily re - performing loans P ortfolio s tatistics 6/30/24 3/31/24 UPB ($M) $1,284 $1,325 1 Average loan balance $196K $199K 1 Gross coupon 5.12% 5.06% 1 Quarterly yield 8.72% 7.62% 1 Current LTV 13 52% 53% 1 Original FICO score 647 647 1 Fixed rate 82% 82% 1 Hybrid ARMs 18% 18% 1 24 - month clean pay 44% 43% 1 WA loan age (months) 216 213 1 3 - month prepayment rate 16 11 CPR 9 CPR 1 60+ days delinquent 21.5% 23.1% 1 REO properties 17 $67M $71M 1 CA 22% NY 17% FL 7% NJ 7% MD 5% Other 42% State Concentration 14 29.1% 26.1% 24.6% 23.3% 23.1% 21.5% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 60+ Days Delinquent PIF 33% Liquidated/REO 33% Performing 29% Non - performing 5% Loan Resolution Status 19

16 Appendix James Casebere , Landscape with Houses ( Dutchess County, NY) #2, 2010 (detail)

17 MFA Financial Overview □ MFA Financial, Inc. (NYSE: MFA) is an internally managed real estate investment trust (REIT) that invests in U.S. residential mortgage loans and mortgage - backed securities □ MFA focuses primarily on mortgage subsectors in which it tries to avoid direct competition with banks and government - sponsored enterprises □ MFA owns a diversified portfolio of business purpose loans (BPLs), non - qualified mortgage (Non - QM) loans, re - performing/non - performing loans (Legacy RPL/NPLs) and residential mortgage - backed securities □ In 2021, MFA acquired Lima One Capital, a leading nationwide BPL originator and servicer with nearly $10B 7 in originations since its formation in 2010 □ MFA originates BPLs directly through Lima One and acquires Non - QM loans through flow and mini - bulk arrangements with a select group of originators with which it holds strong relationships □ MFA operates a leading residential credit securitization platform with $9.5B of issuance since inception □ MFA has deep expertise in residential credit as well as a long history of investing in new asset classes when compelling opportunities arise □ Since its IPO in 1998, MFA has distributed $4.7 billion of dividends to its stockholders

MFA FINANCIAL, INC.

# Lima One: Leading Nationwide BPL Originator and Servicer

LIMA ONE CAPITAL

## Fully Integrated BPL Platform

- Lima One, a wholly-owned subsidiary of MFA, is an industry-leading, fully integrated business purpose lending platform
- Lima operates an efficient and scalable platform with over 300 employees headquartered in Greenville, SC
- Lima has originated $6.4B[7] since MFA's acquisition in 2021 and nearly $10B[7] since its formation in 2010
- Origination volume of $2.3B[7] in both 2022 and 2023
- Lima provides MFA with access to organically-created, high-yielding loans, substantially below the cost to purchase from third parties

## Credit Quality

- Strong focus on credit quality, with disciplined underwriting, in-house servicing and construction management teams
- Conservative underwriting with average FICO score of 745 and average LTV of 68%[15] as of June 30, 2024
- 60+ day delinquency rate of 4.8% as of June 30, 2024[20]

## Product Offerings

- Lima One offers a diverse selection of both short-term and long-term financing solutions to experienced real estate investors across the U.S.
- Products include rehab loans, construction loans, single-family rental loans and small-balance multifamily loans

FIX & FLIP | GROUND UP | RENTAL | MULTIFAMILY

## Geographic and Borrower Diversity

- No state concentration above 15% and no borrower concentration above


Concentration
10% to 15%
5% to 10%
Below 5%
No loans
TX
FL
NY
OH
NC
GA

18

19 Book Value Potential Upside □ Economic book value has nearly $3 per share of potential upside ▪ Much of our loan portfolio is marked at a substantial discount to par due to impact of higher interest rates ▪ We recoup these unrealized losses as borrowers make scheduled principal payments and as loans pay off □ Economic book value would be $17.33 per share if all loans and securitized debt were repaid at par ▪ Any realized credit losses or loan sales below par would reduce potential upside $4.84 $2.99 potential upside $14.34 EBV $4 $6 $8 $10 $12 $14 $16 $18 $20 MFA Stock Price 6/30 EBV 6/30 Loan Portfolio Discount to Par Securitized Debt Discount to Par Potential EBV Potential Upside in Economic Book Value $14.34 $10.64 $4.88 $(1.89)

# MFA-Issued Securitizations Outstanding

| Securitization Name | Loan Product Type | Settlement Date | Original Collateral UPB ($M)[21] | Current Collateral UPB ($M)[21] | Bonds Sold ($M) | Original UPB Sold (%)[22] | Outstanding Balance of Bonds Sold ($M) | Weighted Average Coupon (WAC) of Outstanding Bonds Sold | WAC of Underlying Loans | Callable Date |
|---|---|---|---|---|---|---|---|---|---|---|
| MFRA 2020-NQM1 | Non-QM | Sep-20 | 391 | 104 | 373 | 95% | 86 | 2.35% | 6.18% | Currently Callable |
| MFRA 2020-NQM2 | Non-QM | Oct-20 | 570 | 165 | 535 | 94% | 130 | 2.19% | 6.56% | Currently Callable |
| MFRA 2020-NQM3 | Non-QM | Dec-20 | 381 | 118 | 359 | 94% | 95 | 1.84% | 5.68% | Currently Callable |
| MFRA 2021-INV1 | SFR | Feb-21 | 217 | 70 | 198 | 91% | 51 | 1.46% | 7.19% | Currently Callable |
| MFRA 2021-NQM1 | Non-QM | Apr-21 | 394 | 134 | 371 | 94% | 111 | 1.74% | 5.63% | Currently Callable |
| MFRA 2021-RPL1 | RPL | Jun-21 | 473 | 280 | 435 | 92% | 244 | 1.44% | 5.19% | 20% Clean-up Call |
| MFRA 2021-NQM2 | Non-QM | Aug-21 | 289 | 146 | 277 | 96% | 133 | 1.37% | 5.17% | Currently Callable |
| MFRA 2021-AEINV1 | Agency Eligible | Oct-21 | 312 | 262 | 297 | 95% | N/A | 1.43% | 3.27% | N/A |
| MFRA 2021-INV2 | SFR | Nov-21 | 284 | 225 | 260 | 92% | 202 | 2.20% | 5.13% | Oct-24 |
| MFRA 2021-AEINV2 | Agency Eligible | Dec-21 | 340 | 295 | 323 | 95% | N/A | 1.52% | 3.46% | N/A |
| MFRA 2022-CHM1 | Non-QM | Mar-22 | 237 | 169 | 204 | 86% | 135 | 3.93% | 5.11% | Currently Callable |
| MFRA 2022-NQM1 | Non-QM | Mar-22 | 333 | 258 | 310 | 93% | 235 | 4.15% | 4.55% | Mar-25 |
| MFRA 2022-INV1 | SFR | Apr-22 | 258 | 217 | 224 | 87% | 184 | 4.02% | 4.83% | Apr-25 |
| MFRA 2022-RTL1 | Transitional | Apr-22 | 265 | 265 | 239 | 90% | 213 | 5.24% | 8.43% | Currently Callable |
| MFRA 2022-NQM2 | Non-QM | Jun-22 | 541 | 453 | 398 | 74% | 322 | 4.00% | 4.26% | Jun-25 |
| MFRA 2022-RPL1 | RPL | Jul-22 | 336 | 248 | 307 | 91% | 234 | 3.42% | 5.02% | Jul-25 |
| MFRA 2022-INV2 | SFR | Jul-22 | 214 | 190 | 169 | 79% | 146 | 4.95% | 5.63% | Jul-25 |
| MFRA 2022-NQM3 | Non-QM | Sep-22 | 342 | 286 | 274 | 80% | 217 | 5.57% | 5.87% | Sep-25 |
| MFRA 2022-INV3 | SFR | Oct-22 | 235 | 210 | 160 | 68% | 142 | 6.00% | 6.53% | Oct-25 |
| MFRA 2023-NQM1 | Non-QM | Jan-23 | 314 | 271 | 253 | 81% | 211 | 5.75% | 6.03% | Jan-26 |
| MFRA 2023-RTL1 | Transitional | Feb-23 | 155 | 155 | 116 | 75% | 116 | 7.58% | 9.56% | Aug-24 |
| MFRA 2023-INV1 | SFR | Feb-23 | 204 | 184 | 154 | 75% | 135 | 6.10% | 6.95% | Feb-26 |
| MFRA 2023-NQM2 | Non-QM | May-23 | 372 | 325 | 309 | 83% | 262 | 4.66% | 5.61% | May-26 |
| MFRA 2023-INV2 | SFR | Sep-23 | 215 | 207 | 191 | 89% | 184 | 7.05% | 8.05% | Sep-26 |
| MFRA 2023-NQM3 | Non-QM | Sep-23 | 387 | 335 | 343 | 89% | 292 | 6.74% | 7.80% | Aug-26 |
| MFRA 2023-RTL2 | Transitional | Oct-23 | 230 | 230 | 184 | 80% | 184 | 8.50% | 10.06% | Oct-25 |
| MFRA 2023-NQM4 | Non-QM | Dec-23 | 295 | 272 | 268 | 91% | 246 | 6.32% | 8.04% | Dec-26 |
| MFRA 2024-RTL1 | Transitional | Feb-24 | 200 | 200 | 160 | 80% | 160 | 7.09% | 10.77% | Feb-26 |
| MFRA 2024-NQM1 | Non-QM | Apr-24 | 365 | 359 | 331 | 92% | 325 | 6.70% | 8.24% | Apr-27 |
| MFRA 2024-RTL2 | Transitional | May-24 | 205 | 205 | 164 | 80% | 164 | 7.25% | 10.08% | May-26 |
| MFRA 2024-RPL1 | RPL | Jul-24 | 303 | 303 | 259 | 85% | 259 | 4.26% | 5.11% | Jul-28 |
| Total | | | 9,657 | 7,141 | 8,445 | 88% | 5,418 | 4.85% | 6.33% | |

20

21 Select Financial Metrics 2.99% 3.02% 2.96% 2.88% 3.01% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Net Interest Margin 2.14% 2.17% 2.13% 2.06% 2.16% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Net Interest Spread 3.96% 4.18% 4.33% 4.52% 4.63% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Effective Cost of Funds $- $0.10 $0.20 $0.30 $0.40 $0.50 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Distributable Earnings vs. Dividend Distributable Earnings Dividend $- $4 $8 $12 $16 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 GAAP vs. Economic Book Value GAAP Book Value Economic Book Value 6.10% 6.35% 6.46% 6.58% 6.79% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Asset Yield

22 Reconciliation of GAAP net income to non - GAAP Distributable earnings “Distributable earnings” is a non - GAAP financial measure of our operating performance, within the meaning of Regulation G and Item 10 (e) of Regulation S - K, as promulgated by the Securities and Exchange Commission . Distributable earnings is determined by adjusting GAAP net income/(loss) by removing certain unrealized gains and losses, primarily on residential mortgage investments, associated debt, and hedges that are, in each case, accounted for at fair value through earnings, certain realized gains and losses, as well as certain non - cash expenses and securitization - related transaction costs . The transaction costs are primarily comprised of costs only incurred at the time of execution of our securitizations and include costs such as underwriting fees, legal fees, diligence fees, bank fees and other similar transaction related expenses . These costs are all incurred prior to or at the execution of our securitizations and do not recur . Recurring expenses, such as servicing fees, custodial fees, trustee fees and other similar ongoing fees are not excluded from distributable earnings . Management believes that the adjustments made to GAAP earnings result in the removal of ( i ) income or expenses that are not reflective of the longer term performance of our investment portfolio, (ii) certain non - cash expenses, and (iii) expense items required to be recognized solely due to the election of the fair value option on certain related residential mortgage assets and associated liabilities . Distributable earnings is one of the factors that our Board of Directors considers when evaluating distributions to our shareholders . Accordingly, we believe that the adjustments to compute Distributable earnings specified below provide investors and analysts with additional information to evaluate our financial results . The following table provides a reconciliation of GAAP net (loss)/income used in the calculation of basic EPS to our non - GAAP Distributable earnings for the quarterly periods presented . ( $ i n m illions, e xcept p er s hare a mounts) Q2 202 4 Q1 202 4 Q4 202 3 Q3 202 3 Q 2 202 3 d GAAP Net income/(loss) used in the calculation of basic EPS $ 33.6 $ 14.8 $ 81.5 $ (64.7) $ (34.2) d Adjustments: Unrealized and realized gains and losses on: Residential whole loans held at fair value (16.4) 11.5 (224.2) 132.9 130.7 d Securities held at fair value 4.0 4.8 (21.4) 13.4 3.7 d Residential whole loans and securities at carrying value (2.7) (0.4) 0.3 - - d Interest rate swaps 10.2 (23.1) 97.4 (9.4) (37.0) d Securitized debt held at fair value 7.6 20.2 108.7 (40.2) (30.9) d Investments in loan origination partners 1.5 - 0.3 0.8 0.9 d Expense items: Amortization of intangible assets 0.8 0.8 0.8 0.8 1.3 d Equity based compensation 3.9 6.2 3.6 4.4 3.9 d Securitization - related transaction costs 3.0 1.3 2.7 3.2 2.1 d Total adjustments $ 11.9 $ 21.3 $ (31.8) $ 105.9 $ 74.7 d Distributable earnings $ 45.5 $ 36.1 $ 49.7 $ 41.2 $ 40.5 d GAAP earnings/(loss) per basic common share $ 0.32 $ 0.14 $ 0.80 $ (0.64) $ (0.34) d Distributable earnings per basic common share $ 0.44 $ 0.35 $ 0.49 $ 0.40 $ 0.40 d Weighted average common shares for basic earnings per share 103.4 103.2 102.3 10 2.3 10 2.2 d

# Reconciliation of GAAP Book Value to Economic Book Value

"Economic book value" is a non-GAAP financial measure of our financial position. To calculate our Economic book value, our portfolios of Residential whole loans and securitized debt held at carrying value are adjusted to their fair value, rather than the carrying value that is required to be reported under the GAAP accounting model applied to these financial instruments. These adjustments are also reflected in the table below in our end of period stockholders' equity. Management considers that Economic book value provides investors with a useful supplemental measure to evaluate our financial position as it reflects the impact of fair value changes for all of our investment activities, irrespective of the accounting model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for Stockholders' Equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies.

The following table provides a reconciliation of GAAP book value per common share to our non-GAAP Economic book value per common share as of the end of each quarter since Q2 2023.

| ($ in millions, except per share amounts) | 6/30/24 | 3/31/24 | 12/31/23 | 9/30/23 | 6/30/23 |
|---|---|---|---|---|---|
| GAAP Total Stockholders' Equity | $ 1,883.2 | $ 1,884.2 | $ 1,899.9 | $ 1,848.5 | $ 1,944.8 |
| Preferred Stock, liquidation preference | (475.0) | (475.0) | (475.0) | (475.0) | (475.0) |
| GAAP Stockholders' Equity for book value per common share | $ 1,408.2 | $ 1,409.2 | $ 1,424.9 | $ 1,373.5 | $ 1,469.8 |
| Adjustments: | | | | | |
| Fair value adjustment to Residential whole loans, at carrying value | (26.8) | (35.4) | (35.6) | (85.3) | (58.3) |
| Fair value adjustment to Securitized debt, at carrying value | 82.3 | 88.4 | 95.6 | 122.5 | 129.8 |
| Stockholders' Equity including fair value adjustments to Residential whole loans and Securitized debt held at carrying value (Economic book value) | $ 1,463.7 | $ 1,462.2 | $ 1,484.9 | $ 1,410.7 | $ 1,541.3 |
| GAAP book value per common share | $ 13.80 | $ 13.80 | $ 13.98 | $ 13.48 | $ 14.42 |
| Economic book value per common share | $ 14.34 | $ 14.32 | $ 14.57 | $ 13.84 | $ 15.12 |
| Number of shares of common stock outstanding | 102.1 | 102.1 | 101.9 | 101.9 | 101.9 |

23

24 Book Value and Economic Book Value Rollforward GAAP Economic Book value per common share as of 3/31/24 $13.80 $14.32 Net income available to common shareholders 0.33 0.33 Common stock dividends declared (0. 35 ) (0. 35 ) Fair value changes attributable to residential mortgage securities and other 0.02 0.02 Change in fair value of residential whole loans reported at carrying value under GAAP — 0.08 Change in fair value of securitized debt at carrying value under GAAP — (0.06) Book value per common share as of 6/30/24 $ 13.80 $ 14.34

MFA FINANCIAL, INC.

# GAAP Segment Reporting

| (Dollars in millions) Three months ended June 30, 2024 | Mortgage-Related Assets | Lima One | Corporate | Total |
|---|---|---|---|---|
| Interest Income | $ 101.2 | $ 81.7 | $ 3.8 | $ 186.7 |
| Interest Expense | 70.0 | 56.7 | 6.6 | 133.3 |
| Net Interest Income/(Expense) | $ 31.2 | $ 25.0 | $ (2.8) | $ 53.4 |
| Provision for Credit Losses on Other Assets | - | - | - | - |
| (Provision)/Reversal of Provision for Credit Losses on Residential Whole Loans | 1.0 | - | - | 1.0 |
| Net Interest Income/(Expense) after Reversal of Provision/(Provision) for Credit Losses | $ 32.2 | $ 25.0 | $ (2.8) | $ 54.4 |
| Net gain/(loss) on residential whole loans measured at fair value through earnings | 28.5 | (12.0) | - | 16.5 |
| Net Realized Loss on Residential Whole Loan Held at Carrying Value | - | - | - | - |
| Impairment and other net gain on securities and other portfolio investments | (1.4) | - | (1.5) | (2.9) |
| Net gain on real estate owned | 2.2 | (0.3) | - | 1.9 |
| Net gain on derivatives used for risk management purposes | 11.3 | 4.8 | - | 16.1 |
| Net gain on securitized debt measured at fair value through earnings | (6.6) | (4.0) | - | (10.6) |
| Lima One - origination, servicing and other fee income | - | 7.6 | - | 7.6 |
| Other, net | (0.1) | 0.9 | 0.5 | 1.3 |
| Total Other Income/(Loss), net | $ 33.9 | $ (3.0) | $ (1.0) | $ 29.9 |
| Compensation and benefits | - | 10.8 | 11.0 | 21.8 |
| General and administrative expenses | 0.1 | 4.9 | 5.8 | 10.8 |
| Loan servicing, financing, and other related costs | 4.8 | 0.6 | 3.3 | 8.7 |
| Amortization of intangible assets | - | 0.8 | - | 0.8 |
| Income/(loss) before income taxes | $ 61.2 | $ 4.9 | $ (23.9) | $ 42.2 |
| Provision for/(benefit from) income taxes | - | - | 0.3 | 0.3 |
| Net Income/(Loss) | 61.2 | 4.9 | (24.2) | 41.9 |
| Less Preferred Stock Dividend Requirement | - | - | 8.2 | 8.2 |
| Net Income/(Loss) Available to Common Stock and Participating Securities | $ 61.2 | $ 4.9 | $ (32.4) | $ 33.7 |

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26 Distributable Earnings by Operating Segment (Dollars in m illions) Mortgage - Related Assets Lima One Corporate Total 1 Three months ended June 30, 2024 GAAP Net income/(loss) used in the calculation of basic EPS $ 61.2 $ 4.9 $ (32.5) $ 33.6 1 Adjustments: Unrealized and realized gains and losses on: Residential whole loans held at fair value (28.5) 12.0 — (16.5) 1 Securities held at fair value 4.0 — — 4.0 1 Residential Whole Loans and Securities at carrying value (2.7) (2.7) 1 Interest rate swaps 7.9 2.4 — 10.3 1 Securitized debt held at fair value 4.2 3.4 — 7.6 1 Investments in loan originators — — 1.5 1.5 1 Expense items: Amortization of intangible assets — 0.8 — 0.8 1 Equity based compensation — 0. 3 3.6 3.9 1 Securitization - related transaction costs (0.2) — 3.2 3.0 1 Total adjustments $ (15.3) $ 18.9 $ 8.3 $ 11.9 1 Distributable earnings $ 45.9 $ 23.8 $ (24.2) $ 45.5 1

# Endnotes

1) *Purchased value of all residential whole loans acquired by MFA since 2014.*
2) *Economic book value is a non-GAAP financial measure. Refer to slide 23 for further information regarding the calculation of this measure and a reconciliation to GAAP book value.*
3) *GAAP net income presented per basic common share.*
4) *Distributable earnings is a non-GAAP financial measure. Refer to slide 22 for further information regarding the calculation of this measure and a reconciliation to GAAP net income. Distributable earnings presented per basic common share.*
5) *Recourse leverage is the ratio of MFA's financing liabilities (excluding non-recourse debt) to net equity. Including Securitized Debt, MFA's overall leverage ratio at June 30, 2024 was 4.7x.*
6) *Total economic return is calculated as the quarterly change in Economic Book Value (EBV) plus common dividends declared during the quarter divided by EBV at the start of the quarter.*
7) *Origination amounts are based on the maximum loan amount, which includes amounts initially funded plus any committed but undrawn amounts.*
8) *Non-MTM refers to financing arrangements not subject to margin calls based on changes in the fair value of the financed residential whole loans. Such agreements may experience changes in advance rates or collateral eligibility as a result of factors such as changes in the delinquency status of the financed residential whole loans.*
9) *Includes $270M of funded originations during Q2 plus $152M of draws funded during Q2 on previously originated Transitional loans.*
10) *Amounts presented reflect the aggregation of fair value and carrying value amounts as presented in MFA's consolidated balance sheet at June 30, 2024.*
11) *Business Purpose Loans is comprised of $2.4B of Transitional loans and $1.6B of SFR loans at June 30, 2024.*
12) *Swap variable receive rate is the Secured Overnight Financing Rate (SOFR).*
13) *Current LTV reflects principal amortization and estimated home price appreciation (or depreciation) since acquisition. Zillow Home Value Index (ZHVI) is utilized to estimate updated LTVs for Non-QM, SFR and Legacy RPL/NPL assets. For Transitional loans, Current LTV reflects either the current UPB divided by the most recent as-is property valuation available or the maximum UPB divided by the most recent after repaired value (ARV) available.*
14) *State concentration measured by loan balance. All states in "Other" category have concentrations below 5%.*
15) *LTV reflects either the current UPB divided by the most recent as-is property valuation available or the maximum UPB divided by the most recent ARV available.*
16) *Includes all principal repayments.*
17) *Balance sheet carrying value of REO properties at June 30, 2024.*
18) *Weighted average debt service coverage ratio (DSCR).*
19) *Represents status at June 30, 2024 of all Legacy RPL/NPL loans ever acquired. Non-performing status includes all active loans greater than 60 days delinquent. Liquidated/REO status includes both sold and active REO properties as well as short payoff liquidations and loans sold to third-parties.*
20) *60+ day delinquency rate for loans originated by Lima One and held by MFA.*
21) *Collateral UPB includes cash for Transitional loan securitizations.*
22) *Bonds sold relative to certificates issued.*

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